NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES: B. Financial Statements in U.S. Dollars (Policies)	12 Months Ended
Dec. 31, 2025
Policies
B. Financial Statements in U.S. Dollars

B.Financial Statements in U.S. Dollars

The reporting currency of the Company is the U.S. dollar ("dollar" or "$"). The currency of the primary economic environment in which the operations of the Company are conducted is the dollar, and the dollar has been determined to be the Company's functional currency.

Transactions and balances originally denominated in dollars are presented at their original amounts. Non-dollar transactions and balances have been re-measured into dollars in accordance with the principles set forth in Accounting Standards Codification ("ASC") No. 830 (“Foreign Currency Matters”). All exchange gains and losses from the re-measurement of monetary balance sheet items resulting from transactions in non-dollar currencies are reflected in the statements of operations as they arise.